Intangible Assets, Net - Intangible assets amortization expense for future years (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2020 CNY (¥)	Dec. 31, 2020 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)
Intangible assets amortization expense
2021	¥ 843,542
2022	575,491
2023	340,301
2024	205,238
2025	134,128
Thereafter	258,259
Total	¥ 2,356,959	$ 361,220	¥ 1,657,333	¥ 1,419,435